Second Bernstein CGM Disruptors Conference

Pete Conley

CFO & SVP Intellectual Property
Know Labs (NYSE American: KNW)

November 18, 2022

Disclaimers

Safe Harbor Statement

This document contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements appear in a number of places in this release and include all statements that are not statements of historical fact regarding the intent, belief or current expectations of Know Labs, Inc., its directors or its officers with respect to, among other things: (i) financing plans; (ii) trends affecting its financial condition or results of operations; (iii) growth strategy and operating strategy; and (iv) performance of products. You can identify these statements by the use of the words "may," "will," "could," "should," "would," "plans," "expects," "anticipates," "continue," "estimate," "project," "intend," "likely," "forecast," "probable," "potential," and similar expressions and variations thereof are intended to identify forward-looking statements. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are beyond Know Labs, Inc.'s ability to control, and actual results may differ materially from those projected in the forward-looking statements as a result of various factors. These risks and uncertainties also include such additional risk factors as are discussed in the Company's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended September 30, 2021, Forms 10-Q and 8-K, and in other filings we make with the Securities and Exchange Commission from time to time. These documents are available on the SEC Filings section of the Investor Relations section of our website at www.knowlabs.co. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.

Notice of Non-Affiliation and Disclaimer

Dexcom G6® is a registered trademark of Dexcom, Inc. Freestyle® is a registered trademark of Abbott Laboratories, Inc. Accu-Chek® is a registered trademark of Roche Diabetes Care, Inc. Know Labs is not affiliated, associated, authorized, endorsed by, or in any way officially connected with Dexcom, Abbott Laboratories or Roche Diabetes Care, or any of its subsidiaries or its affiliates.

Know Labs' Technology is in development, and there is no assurance that the development will have a successful outcome.
Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved.

Mission

Know Labs is committed to making a difference in the lives of millions of people around the world by developing **convenient, affordable non-invasive medical diagnostic solutions**

Know Labs' Technology is in development, and there is no assurance that the development will have a successful outcome.
Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved.

Company Overview

Know Labs' foundational Intellectual Property addresses all aspects of the blood glucose monitoring value chain

Unmet Need	Markets	Products	Technology	Intellectual Property
Non-Invasive Blood Glucose Monitoring	Blood Glucose Testing Market **$23.8 Billion by 2027**	Smart Monitoring Solutions **KnowU** **UBand**	**Bio-RFID** RF Spectroscopy Data & Analytics Medical Devices Systems Integration	**Total: 89** **27** Granted **51** Applications **11** In-Process Filings **USPTO & PCT**

Know Labs' Technology is in development, and there is no assurance that the development will have a successful outcome.
Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved.

Products: Medical Grade Solutions

Efficient, Affordable and Completely Non-Invasive Medical Solutions

Addressable Market: people with diabetes and pre-diabetes, and people with no diabetes interested in monitoring glucose levels


130 mg/dL

KnowU (Type 2 non-insulin intensive)
- On-demand and On-the-Go
- Spot glucose monitoring
- Place your palm or hold the detachable portion for a reading of glucose concentration in mg/dL



UBand (Type 1 & 2 non-insulin intensive)
- Continuous
- Wearable
- Ease of use
- Check glucose levels in real-time through the Know Labs app


128
mg/dL
12 hours
1 day
7 days
10:32PM
250
50
6am
12pm
6pm
12am
4
Congratulations Bethany!!
You've been in range for 48 hours

Know Labs Devices will connect to its smartphone App via Bluetooth and will be available on both the App Store and Google Play

Know Labs' Technology is in development, and there is no assurance that the development will have a successful outcome.
Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved.

Technology: Bio-RFID™ Overview

Know Labs has been focused on the research and development of proprietary spectroscopic technologies using the electromagnetic spectrum to accurately identify and measure a wide range of organic and inorganic materials, molecules, and compositions of matter.

Bio-RFID is Know Labs' proprietary non-invasive technology platform:

- **Form factor agnostic:** integrated into a variety of wearable, mobile or bench-top form factors
- **Pain-free**: no needles nor invasive transmitters poking the skin
- **No consumables:** potential to be 3x-5x less expensive than current FDA-cleared options
- **ML / AI-Powered algorithms:** cutting-edge ML / AI powering accurate real-time measurements with >90% correlation to gold standard
- **Predictive health:** 100+ potential applications beyond blood glucose monitoring, multiple concurrent biomarkers to enable predictive health

Know Labs' Technology is in development, and there is no assurance that the development will have a successful outcome.
Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved.

Technology: RF Impedance Spectroscopy

Know Labs' Bio-RFID products integrate proprietary RF impedance spectroscopy, data & analytics technologies into medical devices providing interoperable system-level solutions

Spectroscopy

Know Labs is pioneering the use of radio & microwave spectroscopy. Know Labs' sensors emit specifically selected radio waves at precise amplitudes which are measured after "tomographically" passing through the body (blood, interstitial fluid, cellular tissue).

Data & Analytics

To understand the signal received in the spectroscopy process, Know Labs relies on complex data science and machine learning. These highly tuned processes allow Know Labs to detect different molecules and how many are flowing through your body.

Medical Devices

Know Labs has designed cutting edge devices that house all the sensors required in an attractive form factor. With both stand alone and wearable options, Know Labs devices fit in both at-home or clinical settings.

Integration

Know Labs' devices integrate with a smartphone app to enable real-time monitoring of data.

Not "zero sum game", can integrate into existing systems with leading players in the value chain as "1 + 1 = 3+".





Example visualization of raw spectrogram vs diff_period=2



Know Labs' Technology is in development, and there is no assurance that the development will have a successful outcome. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved.

Technology: Results vs. Dexcom G6

Know Labs' high performance glucose sensor collects massive real-time data (time & frequency) **from blood, interstitial fluid and cellular tissue to identify ~80,000 features correlated to glucose. Through feature engineering and AI data science, maintains >90% correlation to Dexcom G6 Gold Master data while reducing features to 256.**

Raw Data → Feature Extraction → 93.8% Feature Correlation







Top 1 feature correlation: 0.9380250034005922
absolute error: 0.09645744235358931
worst case mean absolute error for combined_features: 0.169649799
average case mean absolute error for combined_features: 0.06976144

Know Labs' Technology is in development, and there is no assurance that the development will have a successful outcome. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved.

Technology: Solving Real-World Problems

While RF Spectroscopy presents key benefits that overcome existing limitations with optical sensing, there were still challenges that Know Labs has had to overcome.

Problem: Spectrum Selection
Various spectrum have various polarizations in the body, (1) ionic – infrared, (2) electronic – UV and (3) **orientation – RF on polar and non-polar molecules.**

Know Labs Solution:
By understanding the complex permittivities in the body/ blood across a wide frequency range, we can create the right RF signals that can be accurately detected thru highly sensitive sensors.

Problem: RF Blocking
Certain tissues, bone, cells within the body have various **dielectric properties** that can interfere with the analyte of interest.

Know Labs Solution:
Through feature engineering, we develop proprietary RF signals (patterns, amplitude, phase, frequencies) with **matching AI/ML analysis highly correlated to ground truth features.**

Problem: Improving Signal to Noise
Significant noise in the received RF signals can be reduced at various stages of the RF reception path.

Know Labs Solution:
Reducing noise in the RF reception path by (1) choosing and creating the right **engineered proprietary RF transmit signals,** (2) using complex proprietary signal processing for filtering and **using AI/ML data correlations to ground truth features.**

Problem: There are hundreds of components in the blood to analyze (238 to be exact)

There are **hundreds of components in blood,** from polar and non-polar molecules, proteins, lipids, water, etc., that may affect the received RF signals.

Know Labs Solution:
Through research, use of experts and **first principles modeling, we chose the right features to analyze from the beginning.**

Problem: Raw Data vs. AI Correlations

There are hundreds of ways to analyze the data as well as millions of data points per sample, making the AI correlations complex.

Know Labs Solution:
By using **ML/AI methods with experts, for filtering and then using trained neural networks against ground truth data to create a "platform" to measure many different analytes accurately.**

Problem: Cloud vs. Local Processing
Limitations with local processing due to high demands for noise reduction and AI.

Know Labs Solution:
Know Labs relies on cloud-based proprietary processing to be able to achieve meet the high processing demands , accuracies and delivery more robust analysis to patients. **The Cloud allows for lots of routine improvements and enables various business models.**

Pre-Clinical Internal Results



Surveillance Error Grid
Bio-RFID Measured Blood Glucose Level [mg/dL]
400
350
300
250
200
150
100
50
0
Reference Blood Glucose Level
(FDA-cleared device) [mg/dL]
0
50
100
150
200
250
300
350
400

- **Bio-RFID average MARD was 5.8%** when compared with the FDA-cleared devices used in the study (Accu-Chek® Fingerstick, Abbott FreeStyle® Libre and Dexcom G6®)
- These in vivo results confirm Bio-RFID can **successfully measure blood glucose levels** non-invasively and continuously
- Know Labs' family of products can be an **accurate and cost-effective alternative or adjunct** to current FDA-cleared glucose monitoring devices



risk level
extreme
high
moderate
slight
none

Full Pre-Clinical Report

Expected Path-to-Market

	PRE-FDA STUDIES				PRODUCT DESIGN & PROTOTYPE	FDA CLINICAL TRIALS	COMMERCIAL RIGHTS & PRODUCT LAUNCH
	INTERNAL VALIDATION		SCIENTIFIC RESEARCH VALIDATION				
	IN VITRO	*IN VIVO*	*IN VITRO*	*IN VIVO*			
PROGRESS TO DATE							
	Know Labs conducted hundreds of internal tests validating the Bio-RFID technology and comparing its accuracy to other FDA approved devices		Completed *in vitro* scientific validation with world renowned academic medical center *In vivo independent* clinical study of Bio-RFID glucose monitoring technology to be kicked off soon		System Testing Data Science ML, AI and algorithm development KnowU design review KnowU prototype KnowU production units	Clinical trials setup (eQMS, protocols, documentation) Pre-submission meetings with FDA De Novo pathway FDA multi-site trials and application	FDA clearance Product manufacturing and commercialization

Key

- Complete
- Current

Know Labs' Technology is in development, and there is no assurance that the development will have a successful outcome. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved.

Intellectual Property: Rapid Growth Trends

Limited prior art provides IP headroom, enables Know Labs to build a dominant portfolio

Overall space has only 1,632 relevant global patents and applications

Significantly higher IP activity in past 3-4 years

Non-granted applications as a large percentage of filings show it's difficult to obtain patents in this space

Know Labs is well-positioned as a leader in a rapidly growing IP space



Patent Filing Rate Over Time - Non-Invasive Blood Glucose Monitoring
# of patents, ipCapital Group, www.ipcq.com, 2022
Patents
Applications
In-Process Fillings
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022
2 5 12 18 16 33 26 18 39 37 50 82 92 89 115 153 230 283 343
Search Parameters: Semantic search + selected companies, all jurisdictions

Know Labs' Technology is in development, and there is no assurance that the development will have a successful outcome.
Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved.

Intellectual Property: Global Leadership

Know Labs is making significant investments in intellectual property development

27 granted patents related to non-invasive blood glucose monitoring

51 patent applications pending

An additional 11 filings are in-process

Codified trade secrets platform

According to ipCapital Group*, Know Labs is the top worldwide IP holder in non-invasive blood glucose monitoring


Selected Top Patent Holders: Non-Invasive Blood Glucose Monitoring
Total # of patents as of November 2022
Patents
Applications
In-Process Fillings
89
54
49
46
32
29
27
24
21
16
12
10
Know Labs
Movano
Biolinq
Masimo
DiaMonTech
Samsung
Integrity Applications
RSP Systems
GlucoVista
Cercacor
Toshiba Medical
Dexcom

*Source: ipCapital Group, www.ipCG.com 2022

Know Labs' Technology is in development, and there is no assurance that the development will have a successful outcome.
Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved.

Bio-RFID Platform Opportunities

Analytes successfully identified by Bio-RFID

- Glucose



- Oxygen


O2
Oxygen

- Alcohol


Methanol
Ethanol
Propanol
Isopropanol

- Metabolized Drugs


Advil

- Multiple diagnostic opportunities

- Following FDA clearance, Know Labs plans to **expand Bio-RFID via JDAs to other medical diagnostic applications**, including detecting and measuring levels of ketones, alcohol, hormones, metabolized drugs and other use cases.
- Bio-RFID can proactively provide **useful and life saving data, enhancing health and patient care around the world.**

Know Labs' Technology is in development, and there is no assurance that the development will have a successful outcome. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved.

Why Know Labs?

Emerging Leader	Global Innovator	IP Leadership	Medical Device	Platform Technology
• NYSE American IPO September 15, 2022 • Current 13F Institutional Ownership <2%* • $75M Market Cap	• Bio-RFID highly differentiated approach to glucose monitoring with high specificity & sensitivity • Combination of radio and microwave spectroscopy monitors high resolution analyte data in real-time	• 78 patents issued and pending worldwide • 11 In-Process Fillings • Foundational patents cover more than 100 analytes • System-level interoperability to enable new hybrid architectures with CGM incumbents	• Highly accurate medical device to serve the needs of hundreds of millions • Hundreds of tests proved that Bio-RFID can measure blood glucose levels non-invasively • High level of accuracy (MARD 5.8%)	• Real-world commercialization opportunities across multiple industries • 100+ potential applications and use cases in medical diagnostics and beyond

* 13Fs as of 9/30/2022

Know Labs' Technology is in development, and there is no assurance that the development will have a successful outcome.
Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved.

THANK YOU

www.knowlabs.co
pete@knowlabs.co

Know Labs, Inc.
NYSE American: KNW